KCG Holdings, Inc. (NYSE: KCG) 2 Quarter 2014 Earnings Presentation August 1, 2014 nd Exhibit 99.2

Safe Harbor
Certain statements contained herein may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S.
Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,”
“anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,”
“should,” “could” or “may,” or by variations of such words or by similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about KCG’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the “Mergers”) of Knight Capital Group, Inc. (“Knight”) and GETCO Holding Company,
LLC (“GETCO”), including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c) customer and client reactions to the Mergers; (ii) the
August 1, 2012 technology issue that resulted in Knight’s broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE
Arca securities into the market and the impact to Knight’s capital structure and business as well as actions taken in response thereto and consequences thereof; (iii) the sale of KCG’s reverse mortgage origination and securitization business and the departure of the managers of KCG’s listed derivatives group; (iv) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by regulators, the New York Attorney General, Congress and the media on market structure issues, and in particular, the scrutiny of high frequency trading, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (v) past or future changes to organizational structure and management; (vi) KCG’s ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG’s customers and potential customers; (vii) KCG’s ability to keep up with technological changes; (viii) KCG’s ability to effectively identify and manage market risk, operational and technology risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; and (x) the effects of increased competition and KCG’s ability to maintain and expand market share. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in KCG’s reports with the SEC, including, without limitation, those detailed under “Risk Factors” in KCG’s Annual Report on Form 10-K for the year-ended December 31, 2013, under “Certain Factors Affecting Results of Operations” in KCG’s Quarterly Report on Form 10-Q for the period ended March 31, 2014, and other reports or documents KCG files with, or furnishes to, the SEC from time to time.
For additional disclosures, please see
https://www.kcg.com/legal/global-disclosures.

2nd Quarter 2014 Summary
KCG financial results affected by the deterioration in market conditions across asset classes
Strong revenue capture per U.S. equity dollar value traded in market making despite the market conditions
Modest market share gains across market making, agency execution and trading venues
Added quantitative-based trading strategy and analysis to the client offering
Combined primary U.K. broker dealers
Named Phil Allison CEO of KCG Europe Limited*
Completed an additional $50 million debt repayment
Repurchased 4.5 million shares for $52.9 million
1
* Employment commences September
22, 2014

Consolidated ADV (in millions)
Jan 2008
Apr 2008
Jul 2008
Oct 2008
Jan 2009
Apr 2009
Jul 2009
Oct 2009
Jan 2010
Apr 2010
Jul 2010
Oct 2010
Jan 2011
Apr 2011
Jul 2011
Oct 2011
Jan 2012
Apr 2012
Jul 2012
Oct 2012
Jan 2013
Apr 2013
Jul 2013
Oct 2013
Jan 2014
Apr 2014

KCG

Market Conditions
2
Market conditions reflect the continuing after effects
of the 2008 financial crisis
Sources: BATS Global Markets, VistaOne Solutions, OCC, CSI, Bloomberg, Reuters, EBS, SIFMA, TRACE, MSRB; * 2Q14 SEC Rule 605 share volume  includes an estimate of June 2014 data based on proprietary information
- Reduced trading activity among global banks in response
to the implementation of new regulations
- Dampened volatility from more than four years of near
zero interest rates
- Avg. daily consolidated U.S. equity volume declined 13%
while retail share volume fell approximately 20% and
realized volatility for the S&P 500 averaged just 9.2
In 2Q14, global markets posted sequential declines
across several major asset classes
Avg. daily volume in select securities markets 2Q13 3Q13 4Q13 1Q14 2Q14
Consolidated U.S. equity dollar volume $232.4 bn $207.8 bn $229.8 bn $275.8 bn $242.8 bn
Consolidated U.S. equity share volume 6.5 bn 5.8 bn 6.1 bn 6.9 bn 6.1 bn
SEC Rule 605 “retail” U.S. equity share volume* 801.1 mn 730.2 mn 783.0 mn 854.1 mn 686.3 mn
U.S. equity futures contracts 3.6 mn 2.7 mn 2.2 mn 2.9 mn 2.3 mn
U.S. options contracts 17.5 mn 15.0 mn 16.2 mn 17.9 mn 15.8 mn
European equity notional value traded (USD) $950 bn $906 bn $944 bn $1,197 bn $1,080 bn
Asian equity share volume 8.9 bn 7.9 bn 7.2 bn 7.4 bn 6.1 bn
FX notional value traded (USD) among reporting venues $264.3 bn $222.0 bn $202.5 bn $232.2 bn $189.4 bn
U.S. Treasuries $583.4 bn $520.9 bn $520.7 bn $522.1 bn $490.7 bn
U.S. corporate bonds $19.2 bn $16.5 bn $17.1 bn $20.8 bn $20.2 bn
Transactions under 250 bonds 14,653 13,578 13,011 13,334 12, 372
Market conditions in U.S. equities
15,000
12,500
10,000
7,500
5,000
2,500
90
75
60
45
30
15
0
Realized volatility for the S&P 500
Consolidated U.S. equity share volume
0

KCG Financial Results
Pre-Tax Earnings (Loss) from Continuing Operations By Business Segment
(in thousands)
(unaudited)
Market Making
Revenues
Expenses
Pre-tax earnings
Global Execution Services
Revenues
Expenses
Pre-tax earnings
Corporate and Other
Revenues
Expenses
Pre-tax earnings
Consolidated
Revenues
Expenses
Pre-tax earnings
3
For the three months ended
December 31, 2013 March 31, 2014
For the trailing
four quarters ended
June 30, 2014
240,110
192,257
47,853
$
91,366
107,720
(16,354)
137,862
47,988
89,874
469,338
347,965
121,373 $
232,519
47,951
84,065
88,557
(4,491)
6,790
66,949
(60,159)
323,374
340,075
(16,699)
184,569
$
$
277,346
76,032
87,220
85,204
2,016
19,091
37,755
(18,664)
383,657
324,273
59,384
201,314
$
$
218,446
36,004
85,903
85,167
736
9,784
(22,233)
314,133
299,626
14,507
182,442
32,017
$
$
968,421
207,840
348,554
366,648
(18,093)
173,527
184,709
(11,182)
1,490,502
1,311,939
178,563
760,582
$
$
3rd quarter 2013 results include a gain of $128.0 million on GETCO’s investment in Knight as well as expenses of $25.6 million related to the merger, integration and reduction in workforce
4th quarter 2013 results include a gain of $1.4 million on a strategic asset as well as expenses of $37.9 million related to the merger, integration, reduction in workforce and debt reduction
1st quarter 2014 results include a gain of $9.6 million from the merger of BATS and Direct Edge as well as expenses of $7.8 million related to the merger, integration and debt reduction
2nd quarter 2014 results include expenses of $7.0 million related to the integration, reduction in workforce and debt reduction
June 30, 2014
September 30, 2013
Notes:

▪

▪

ADV (shares in millions)

in $ billions
basis points

KCG

Market Making
U.S. equities Non-U.S. equities
Market Making revenue distribution
(trailing four quarters ended June 30, 2014)
4
Sources: KCG, SEC, VistaOne Solutions; KCG dollar volume and revenue capture prior to July 1, 2013 represent combined activity from affiliated broker dealers of GETCO Holding Company, LLC and Knight Capital
Group, Inc.
0
4
8
12
16
20
0
200
400
600
800
1,000
2Q13 3Q13 4Q13 1Q14 2Q14
Retail trading activity and realized volatility
SEC Rule 605 -eligible "retail" U.S equity share volume
Realized volatility for the S&P 500
0.85
0.85
0.88
0.89
0.88
0.96
1.01
0.98
1.26
1.07
0.50
0.60
0.70
0.80
0.90
1.00
1.10
1.20
1.30
1.40
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
KCG dollar volume and revenue capture
Avg. daily dollar volume Avg. revenue capture per dollar value traded
73%
27%
KCG performed well in 2Q14 despite the abrupt market
wide decline qoq in retail U.S. equity market volume as
well as realized volatility
-
KCG dollar volume declined 8% qoq compared to a 12%
decrease for the consolidated U.S. equity market
-
Avg. revenue capture per dollar value traded remained strong despite the market conditions
-
Modest market share gains in both retail and consolidated U.S.
equity volume
Contributions from market making in global equities and
FICC negatively affected by the market conditions

Shares traded (in millions)
Market share

in $ billions

in $ millions
Market share

Global Execution Services
KCG revenue from agency execution and trading
venues in 2Q14 largely static qoq despite the
deterioration in market conditions
Adjustments and enhancements to institutional equities
are demonstrating results
5
Sources: KCG, BATS Global Markets, Reuters, EBS, TRACE, MSRB; KCG algorithmic services ADV and market share prior to July 1, 2013 represent combined activity from affiliated broker dealers of GETCO Holding
Company, LLC and Knight Capital Group, Inc.
4.22%
4.68%
4.20%
4.05%
4.38%
3.50%
3.65%
3.80%
3.95%
4.10%
4.25%
4.40%
4.55%
4.70%
4.85%
5.00%
200
220
240
260
280
300
2Q13 3Q13 4Q13 1Q14 2Q14
KCG algorithmic services  ADV and market share
Avg. daily U.S. equity share volume
Pct. (%) of consolidated U.S. equity volume
- More effective alignment of institutional equity sales
- Improved performance of global ETF team
- KCG algorithmic services gained market share in U.S. and
European equities
KCG BondPoint continued to steadily gain market share
in corporates and munis
KCG Hotspot ADV and market share KCG BondPoint ADV and market share
17%
15%
13%
11%
9%
7%
2Q13 3Q13 4Q13 1Q14 2Q14
Avg. daily notional FX dollar volume
2Q13 3Q13 4Q13 1Q14 2Q14
$20
$24
$28
$32
$36
$40
$0
$8
$12
$16
$4
Market share of notional FX dollar volume among reporting venues
Market share of muni bond transactions under 250 bonds
Market share of corporate bond transactions under 250 bonds
Avg. daily fixed income par value traded
11.11%
12.82%
14.33%
13.88% 13.83%
$90
$105
$120
$135
$150
$165
2.5%
5.0%
12.5%
15.0%
17.5%
25.0%
22.5%
20.0%
10.0%
7.5%
0.0%
15.9%
17.4% 17.3%
18.2%
18.6%
3.8%
4.6%
4.9%
5.8%
6.4%

International
KCG is well positioned for adjacent growth in
Europe where the firm is underpenetrated
A rapidly shifting landscape in Europe presents
numerous opportunities aligned with KCG strengths
6
Global revenue distribution
(trailing four quarters ended June 30, 2014)
Pct. growth of KCG algorithmic services
European equity notional value traded
0%
50%
100%
150%
200%
250%
2Q13 3Q13 4Q13 1Q14 2Q14
87%
9%
4%
Americas Europe Asia
– Redrew reporting lines, consolidated European
equities sales, moved into the top 15 broker ranking
in 2H13 and recently named a CEO for the region*
– In discussions with banks to provide outsourced
trade execution in U.S. and European equities
– European institutions increasing usage of algorithms
to execute orders
First half 2014 broker ranking
in the Stoxx Europe 600 Index
Rank Broker
Pct. (%) of notional
value traded
1 Credit Suisse 12.3%
2 Morgan Stanley 11.1%
3 Deutsche Bank 9.2%
4 Merrill Lynch 7.7%
5 JP Morgan 7.6%
6 Barclays Capital 7.0%
7 Citigroup 6.6%
8 Société Général 6.1%
9 UBS 4.8%
10 Instinet 3.9%
11 Goldman Sachs 3.7%
12 HSBC 2.1%
13 KCG 1.7%
14 Exane 1.4%
15 RBC 1.0%
Sources: Bloomberg, KCG; KCG algorithmic services ADV and market share prior to July 1, 2013 represent combined activity from affiliated broker dealers of GETCO Holding Company, LLC and Knight Capital Group, Inc.; * Employment commences
September 22, 2014

Consolidated Expenses
Decrease in compensation and benefits driven
by a nearly 14% reduction in headcount in the
first year of operation
Initial reduction in communications and data
processing of approximately $23.5 million* on
an annualized run-rate basis since the merger
close
Cut the quarterly debt interest expense by
more than 50% as a result of a series of debt
repayments
Decline in occupancy and equipment rentals
expense of 10% from 2H13 to 1H14 attributable
to the consolidation of offices in Chicago and
London
Other expenses can vary based on corporate
insurance costs, recruiting fees, moving costs
and general office expenses
7
Compensation and benefits Communications and data processing
Depreciation and amortization Debt interest expense
Professional fees Occupancy and equipment rentals
Business development Other
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
$250
3Q13 4Q13 1Q14 2Q14
First year expense trends
See addendum for a reconciliation of  GAAP to non-GAAP financial results. * In an investor presentation dated November 19, 2013 available at
http://investors.kcg.com,
the pre-merger pro forma 1H13 expense from communications and data processing was $86.8 million. In comparison to the 1H14 actual combined expense from communications and data processing, the annualized savings on a run-rate basis amounts to $23.5 million.

Debt Interest Expense
(in $ millions) July 1, 2013 June 30, 2014
3.50% convertible notes
*
375 117
5.75% term credit agreement 535 0
8.25% senior secured notes
†
305 305
Total debt 1,215 422
* The convertible notes mature on March 15, 2015
†
The senior secured notes mature on June 15, 2018; certain restrictions governing redemptions expire on  June 15, 2015
KCG aggressively paid down debt in the first year
of operation
The firm fully retired the term credit agreement
ahead of the December 2017 maturity date saving
$66 million in future interest expense
KCG substantially achieved its target capital
structure
The convertible notes are due to mature in March
2015
8
Source: KCG
$1,215
$422
$250
$500
$750
$1,000
$1,250
Jul -13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan -14 Feb-14 Mar-14 Apr-14 May-14 Jun -14
Debt
$16.2mn
$12.8mn
$9.4mn
$7.3mn
$2
$4
$6
$8
$10
$12
$14
$16
$18
3Q13 4Q13 1Q14 2Q14
Quarterly debt interest expense
$0
$0

Additional Financials
(in $ millions) June 30, 2014 March 31, 2014
Cash and cash equivalents $     600.9 $     651.1
Debt 422.3 472.3
Stockholders’ equity 1,533.7 1,566.2
-----
Debt-to-tangible equity ratio 0.32 0.35
Tangible book value per share $11.04 $10.85
Book value per share $12.66 $12.46
Conservative management of the balance sheet
Released $200 million in excess capital from the
integration of the predecessor firms and sale of
assets in the first year of operation
Generated $186.5 million in free cash flow from
operating income over the past four quarters
In 2Q14 began to return capital to stockholders
through share repurchases
See addendum for a reconciliation of GAAP to non-GAAP financial results. Net revenues represent total revenues less execution and clearance fees, payment for order flow and collateralized financing interest as well as any one-time gains. Free cash flow represents income from continuing operations less capital expenditures plus non-cash items such as depreciation and amortization, stock-based compensation and non-GAAP adjustments included in the Regulation G tables.
9
3Q13 4Q13 1Q14 2Q14
Total revenues Net revenues
$0
$50
$150
$200
$250
$300
$350
$400
$100
$0
$10
$20
$30
$40
$50
$60
$70
3Q13 4Q13 1Q14 2Q14
Non- GAAP pre-tax income from continuing operations
Free cash flow from operating income
Total revenues and net revenues Earnings and free cash flow
– Liquidity buffer of $350 million
– Regular stress tests for extreme scenarios

Summary of First Year Activities
Integrated direct-to-client and non-client,
exchange-based U.S. equity market making
Combined overlapping units including
algorithmic services, options market making,
DMM and LMM
Restructured the institutional ETF desk
Consolidated European equity sales
Combined offices in Chicago and London
Recruited Charles Haldeman to serve as Non-
Executive Chairman of the Board of Directors
Added quantitative-based trading strategy and
analysis to the client offering
Reduced overall headcount nearly 14%
Reduced debt by $793 million
Consolidated institutional U.S. equity sales
Recruited Global Head of FICC Trading, Co-
Head of Global Execution Services and
Platforms, and CEO of KCG Europe Ltd.*
Combined support functions including
Technology, Finance, Legal, Compliance, Risk,
HR and Facilities
Brought all U.S. equity clearing in house
Consolidated broker-dealers in the U.S. (KCG
Americas LLC) and U.K. (KCG Europe Limited)
Sold Urban Financial of America
Established a share repurchase program
10
* Employment commences September 22, 2014

SEC Market Structure Priorities
Equity Markets
Market Instability
High Frequency Trading
- Require certain market participants to register as dealers and members of FINRA
- Develop rules to eliminate disruptive trading practices
- Update market making requirements by developing
affirmative or negative trading obligations
Market Transparency
- Develop rules to increase transparency around ATSs and
determine whether rules are necessary to reduce
fragmentation
Broker Conflicts
- Enhance order routing disclosures
- Require Exchanges to review of order types
Liquidity for smaller companies
- Proposed tick size pilot for stocks of smaller companies
11
Fixed Income Markets
Price quality and transparency
- Develop a workable best execution rule for both the
corporate and municipal bond markets
- Develop rules regarding disclosure of markups in
“riskless principal” transactions for both corporate and
municipal bonds
- Focus on regulatory initiatives to enhance the public
availability of pre-trade pricing information in the fixed
income markets, particularly with respect to smaller
retail-size orders
- Proposed Reg SCI

KCG Stockholder Base
General Atlantic Jefferies Insiders
Institutional (active) Index / ETF (passive) Retail
A legacy investor in GETCO, General Atlantic
increased its stake in the combined firm at the
merger close
A legacy investor in Knight,
Jefferies
increased its
stake in the combined firm in the year since the
merger close
‘Insiders’ is comprised of members of the KCG
Management Committee and Board of Directors,
excluding representatives of General Atlantic
As a category, ‘Retail’ includes current KCG
employees as well as former management and
employees of the predecessor firms
Estimated ownership breakdown based on the weighted average shares outstanding of 117.6 million during the second quarter of 2014. Excludes outstanding warrants.
12
24.2%
19.1%
16.9%
16.3%
9.4%
14.1%

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
13
3 months ended June 30, 2014 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes $     36,004 $     736 $     (22,233) $     14,507
Writedown of capitalized debt costs
- - 1,995 1,995
Compensation related to reduction in workforce
383 1,886 800 3,069
Writedown of assets and lease loss accrual, net 452 - 1,489 1,941
$     36,839 $     2,622 $     (17,949) $     21,512
3 months ended March 31, 2014 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes $     76,032 $     2,016 $     (18,664) $     59,384
Writedown of capitalized debt costs
- - 7,557 7,557
Income resulting from the merger of BATS and Direct Edge, net - - (9,644) (9,644)
Writedown of assets and lease loss accrual, net 359 - (93) 266
Non-GAAP income (loss) from continuing operations before income taxes $     76,391 $     2,016 $     (20,844) $     57,563
Non-GAAP income (loss) from continuing operations before income taxes

3 months ended September 30, 2013 Market Making
Global Execution
Services
Corporate and Other Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
$     47,853 $     (16,354) $     89,874 $     121,373
Gain on investment in Knight Capital Group, Inc.
- - (127,972) (127,972)
Compensation and other expenses related to reduction in workforce 2,309 15,132 - 17,441
Professional and other fees related to Mergers and August 1
st
technology issue - - 7,269 7,269
Writedown of assets and lease loss accrual, net 108 - 828 936
Non-GAAP income (loss) from continuing operations before income taxes
$     50,270 $     (1,222) $     (30,001) $     19,048
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended December 31, 2013 Market Making
Global Execution
Services
Corporate and Other Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
$     47,951 $     (4,491) $     (60,159) $     (16,699)
Compensation and other expenses related to reduction in workforce
5,254 5,447 708 11,409
- - 2,785 2,785
Writedown of capitalized debt costs - - 13,209 13,209
Gain on strategic asset - - (1,359) (1,359)
Writedown of assets and lease loss accrual - 1,681 8,819 10,500
Non-GAAP income (loss) from continuing operations before income taxes
$     53,205 $     2,637 $     (35,997) $     19,845
14
Professional and other fees related to Mergers and August 1
st
technology issue

3 months ended June 30, 2014 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Employee compensation and benefits
103,430 3,069 100,361
Communications and data processing
38,279 - 38,279
Depreciation and amortization 19,823 - 19,823
Debt interest expense 7,497 - 7,497
Professional fees
7,337 - 7,337
Occupancy and equipment rentals
8,235 - 8,235
Business development
2,609 - 2,609
Writedown of assets, lease loss accrual and capitalized debt costs 3,936 3,936 -
Other 10,767 - 10,767
Total expenses $     201,913 $     7,005 $     194,908
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
15
Reconciliation of GAAP expenses to normalized non-GAAP expenses:

3 months ended March 31, 2014 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Reconciliation of GAAP expenses to normalized non-GAAP expenses:
Employee compensation and benefits
122,319 - 122,319
Communications and data processing
36,796 - 36,796
Depreciation and amortization 20,103 - 20,103
Debt interest expense 9,524 - 9,524
Professional fees 5,402 - 5,402
Occupancy and equipment rentals
8,285 - 8,285
Business development
1,683 - 1,683
Writedown of assets, lease loss accrual and capitalized debt costs
7,823 7,823 -
Other 8,643 - 8,643
Total expenses $     220,578 $     7,823 $     212,755
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
16

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
17
3 months ended December 31, 2013 GAAP
Adjustments for KCG adjusted, normalized
expenses
Reconciliation of GAAP expenses to normalized non-GAAP expenses:
Employee compensation and benefits
112,209 11,409 100,800
Communications and data processing 37,512 - 37,512
Depreciation and amortization 19,566 - 19,566
Debt interest expense
12,943 - 12,943
Professional fees
7,734 2,491 5,243
Occupancy and equipment rentals
9,358 - 9,358
Business development 1,923 - 1,923
Writedown of assets, lease loss accrual and capitalized debt costs 23,709 23,709 -
Other
13,066 294 12,772
Total expenses
$     238,020 $     37,903 $     200,117
non-GAAP presentation

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended September 30, 2013 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Reconciliation of GAAP expenses to normalized non-GAAP expenses:
Employee compensation and benefits
129,631 17,441 112,190
Communications and data processing
44,046 - 44,046
Depreciation and amortization 20,091 - 20,091
Debt interest expense 19,350 2,982 16,368
Professional fees 9,077 4,087 4,990
Occupancy and equipment rentals
8,898 - 8,898
Business development
2,644 200 2,444
Writedown of assets and lease loss accrual, net
936 936 -
Other 11,318 - 11,318
Total expenses $     245,991 $     25,647 $     220,345
18